UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2006

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11512	04-2857552
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27 Drydock Avenue, Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On July 19, 2006, SatCon Technology Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”) in connection with the private placement (the “Private Placement”) of:

•                  $12,000,000 aggregate principal amount of senior secured convertible notes (the “Notes”), convertible into shares of the Company’s common stock at a conversion price of $1.65 per share;

•                  Warrant A’s to purchase up to an aggregate of 3,636,368 shares of the Company’s common stock at a price of $1.815 per share for a period beginning six months from the date of such warrants and ending on the seventh anniversary of the date of such warrants; and

•                  Warrant B’s to purchase up to an aggregate of 3,636,368 shares of the Company’s common stock at a price of $1.68 per share for a period of 90 trading days beginning the later of six months from the date of such warrants and the date the Securities and Exchange Commission (the “SEC”) declares effective a shelf registration statement covering the resale of the common stock underlying the securities issued in the Private Placement (the “Registration Statement”); to the extent the Warrant B’s are exercised, the Purchasers will receive additional warrants, as described below.

The net proceeds of the sale are expected to be approximately $11 million, after deducting placement fees and other offering-related expenses.  In connection with the Private Placement, the Company also entered into a Security Agreement, dated July 19, 2006, with the Purchasers (the “Security Agreement”).  The following is a summary of the material provisions of the Purchase Agreement, the Notes, the Warrant A’s, the Warrant B’s and the Security Agreement.  These summaries are not complete and are qualified in their entirety by reference to the full text of such agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with the Private Placement.

Securities Purchase Agreement

As noted above, the Purchase Agreement provided for the issuance and sale to the Purchasers of the Notes, the Warrant A’s and the Warrant B’s for an aggregate purchase price of $12,000,000.  Other significant provisions of the Purchase Agreement include, among others:

•                  the requirement that the Company pay off all amounts outstanding under the Company’s credit facility with Silicon Valley Bank;

•                  for so long as the Notes are outstanding, the obligation of the Company to offer to the Purchasers the opportunity to participate in subsequent securities offerings by the Company (up to 50% of such offerings), subject to certain exceptions for, among other things, certain underwritten public offerings and strategic alliances;

•                  for so long as the Notes are outstanding, the obligation of the Company to not incur any indebtedness that is senior to, or on parity with, the Notes in right of payment, subject to limited exceptions for purchase money indebtedness and capital lease obligations; and

•                  the obligation of the Company to (i) file the Registration Statement with the SEC within 30 days following the closing of the Private Placement, (ii) use its best efforts to cause the Registration Statement to be declared effective within 90 days following the closing of the Private Placement and (iii) use its best efforts to keep the Registration Statement effective until the earlier of (x) the fifth anniversary of the effective date of the Registration Statement, (y) the date all of the securities covered by the Registration Statement have been publicly sold and (z) the date all of the securities covered by the Registration Statement may be sold without restriction under SEC Rule 144(k).  If the Company fails to comply with these or certain other provisions, then the Company shall be required to pay liquidated damages of 1% of the aggregate purchase price paid by the Purchasers in the Private Placement for the initial occurrence of such failure and 1.5% of such amount for each subsequent 30 day period the failure continues.  The total liquidated damages under this provision are capped at 24% of the aggregate purchase price paid by the Purchasers in the Private Placement.

Senior Secured Convertible Notes

The Notes have an aggregate principal amount of $12 million and are convertible into shares of the Company’s common stock at a conversion price of $1.65, subject to adjustment for stock splits, stock dividends, combinations, distributions of assets or evidence of indebtedness, mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges.

The Notes bear interest at the higher of (i) 7.0% per annum or (ii) the six-month LIBOR plus 3.5%.  Interest is payable quarterly, beginning on October 31, 2006, and may be made in cash or, at the option of the Company if certain equity conditions are satisfied, in shares of common stock.  If interest is paid in shares of common stock, the price per share will be at a 10% discount to the volume weighted average price for the 20 trading days preceding the payment date.

75% of the original principal amount of the Notes is to be repaid in 18 equal monthly installments ($500,000 per month) beginning on February 28, 2007.  Such principal payments may be made in cash or, at the option of the Company if certain equity conditions are satisfied, in shares of common stock.  If principal is paid in shares of common stock, the price per share will be the lesser of (i) the conversion price or (ii) a 10% discount to the volume weighted average price for the 20 trading days preceding the payment date.  At any time following the 24 month anniversary of the issuance of the Notes, the holders may elect to require the Company to redeem for cash all or any portion of the outstanding principal on the Notes; provided, however, that on the 60th month anniversary of the issuance of the Notes, the Company shall be required to redeem any remaining outstanding principal and unpaid interest.  Notwithstanding the foregoing, at any time following the one year anniversary of the effective date of the Registration Statement, the Company may, under certain circumstances, redeem the Notes for cash equal to 120% of the aggregate outstanding principal amount plus any accrued and unpaid interest.

The Notes are convertible at the option of the holders into shares of the Company’s common stock at any time at the conversion price.  If at any time following the one year anniversary of the effective date of the Registration Statement, the volume weighted average price per share of common stock for any 20 consecutive trading days exceeds 175% of the conversion price, then, if certain equity conditions are satisfied, the Company may require the holders of the Notes to convert all or any part of the outstanding principal into shares of common stock at the conversion price.  The Notes contain certain limitations on optional and mandatory conversion, including that, absent stockholder approval of the transaction, the Company may not issue shares of common stock under the Notes in excess of 19.99% of the Company’s outstanding shares on the closing date.

The Notes contain certain covenants and restrictions, including, among others, the following (for so long as any Notes remain outstanding):

•                  the Company must maintain aggregate cash and cash equivalents equal to the greater of (i) $1,000,000 or (ii) $3,000,000 minus 80% of eligible receivables (as defined therein);

•                  if a change of control of the Company occurs, the holders may elect to require the Company to purchase the Notes for 115% of the outstanding principal amount plus any accrued and unpaid interest; and

•                  the Company may not issue any common stock or common stock equivalents at a price per share less than the conversion price.

Events of default under the Notes include, among others, payments defaults, cross-defaults, breaches of any representation, warranty or covenant that is not cured within the proper time periods, failure to perform certain required activities in a timely manner, the Company’s common stock is no longer listed on an eligible market, the effectiveness of the Registration Statement lapses beyond a specified period and certain bankruptcy-type events involving the Company or any significant subsidiary.  Upon an event of default, the holders may elect to require the Company to repurchase all or any portion of the outstanding principal amount of the Notes for a purchase price equal to the greater of (i) 115% of such outstanding principal amount, plus all accrued but unpaid interest or (ii) 115% of the then value of the underlying common stock.

Warrant A’s

The Warrant A’s entitle the holders thereof to purchase up to an aggregate of 3,636,368 shares of the Company’s common stock at a price of $1.815 per share for a period beginning six months from the date of such warrants and ending on the seventh anniversary of the date of such warrants.  The exercise price and the number of shares underlying these warrants are subject to adjustment for stock splits, stock dividends, combinations, distributions of assets or evidence of indebtedness, mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges.

If a change of control of the Company occurs, the holders may elect to require the Company to purchase the Warrant A’s for a purchase price equal to the Black-Scholes value of the remaining unexercised portion of each Warrant A.

For so long as any Warrant A’s remain outstanding, the Company may not issue any common stock or common stock equivalents at a price per share less than the conversion price of the Notes.  In the event of a breach of this provision, then the holders may elect to require the Company to purchase the Warrant A’s for a purchase price equal to the Black-Scholes value of the remaining unexercised portion of each Warrant A.

If following the later of (i) the effective date of the Registration Statement and (ii) the six month anniversary of the issuance date, the volume weighted average price per share of common stock for any 20 consecutive trading days exceeds 200% of the exercise price, then, if certain equity conditions are satisfied, the Company may require the holders of the Warrant A’s to exercise up to 50% of the unexercised portions of such warrants.  If following the 24 month anniversary of the issuance date, the volume weighted average price per share of common stock for any 20 consecutive trading days exceeds 300% of the exercise price, then, if certain equity conditions are satisfied, the Company may require the holders of the Warrant A’s to exercise all or any part of the unexercised portions of such warrants.

Warrant B’s

The Warrant B’s entitle the holders thereof to purchase up to an aggregate of 3,636,368 shares of the Company’s common stock at a price of $1.68 per share for a period of 90 trading days beginning the later of six months from the date of such warrants and the date the SEC declares effective the Registration Statement.  The exercise price and the number of shares underlying these warrants are subject to adjustment for stock splits, stock dividends, combinations, distributions of assets or evidence of indebtedness, mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges.

If a change of control of the Company occurs, the holders may elect to require the Company to purchase the Warrant B’s for a purchase price equal to the Black-Scholes value of the remaining unexercised portion of each Warrant B.

For so long as any Warrant B’s remain outstanding, the Company may not issue any common stock or common stock equivalents at a price per share less than the conversion price of the Notes.  In the event of a breach of this provision, then the holders may elect to require the Company to purchase the Warrant B’s for a purchase price equal to the Black-Scholes value of the remaining unexercised portion of each Warrant B.

If following the effective date of the Registration Statement, the volume weighted average price per share of common stock for any 20 consecutive trading days exceeds 150% of the exercise price, then, if certain equity conditions are satisfied, the Company may require the holders of the Warrant B’s to exercise any unexercised portions of such warrants.

To the extent the Warrant B’s are exercised, the holders thereof will receive additional seven-year warrants to purchase a number of shares of common stock equal to 50% of the number of shares of common stock purchased upon exercise of the Warrant B’s; these additional warrants will have an exercise price of $1.815 per share and shall be substantially the same as the Warrant A’s.

Security Agreement

Pursuant to the Security Agreement, as security for the prompt payment in full of all amounts due and owing under the Notes, the Company granted the Purchasers a security interest in all of the Company’s right, title and interest in, to and under all personal property and other assets of the Company, including the Company’s ownership interest in the capital stock of its subsidiaries.

Item 1.02.              Termination of a Material Definitive Agreement.

In connection with, and as a condition precedent to, the completion of the Private Placement, on July 20, 2006, the Company paid all amounts due and owing under its credit facility with Silicon Valley Bank (approximately $2 million) and terminated such facility.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02                                             Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

In addition, First Albany Capital (“FAC”) acted as placement agent in connection with the Private Placement.  In addition to a cash transaction fee, FAC or its assigns will receive five-year warrants to purchase 218,182 shares of the Company’s common stock at an exercise price of $1.87 per share.  These warrants will be callable after the second anniversary of the closing of the Private Placement if the 20-day volume weighted average price per share of common stock exceeds 175% of the exercise price.

The securities issued in connection with the Private Placement, including the warrants issued to FAC, were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.

Item 8.01               Other Events.

On July 20, 2006, the Company issued a press release announcing the Private Placement.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of July 19, 2006, by and among the Company and the Purchasers identified on the signature pages thereto.

10.2	Form of Senior Secured Convertible Note Due July 19, 2011.

10.3	Form of Warrant A.

10.4	Form of Warrant B.

10.5	Security Agreement, dated as of July 19, 2006, by and among the Company, the Purchasers identified on the signature pages thereto and Iroquois Master Fund Ltd., as agent for the Purchasers.

99.1	Press Release issued by the Company on July 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: July 21, 2006	By:	/s/ Gary G. Brandt
Gary G. Brandt
Vice President of Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of July 19, 2006, by and among the Company and the Purchasers identified on the signature pages thereto.

10.2	Form of Senior Secured Convertible Note Due July 19, 2011.

10.3	Form of Warrant A.

10.4	Form of Warrant B.

10.5	Security Agreement, dated as of July 19, 2006, by and among the Company, the Purchasers identified on the signature pages thereto and Iroquois Master Fund Ltd., as agent for the Purchasers.

99.1	Press Release issued by the Company on July 20, 2006.